CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a director nominee and to the disclosure of the undersigned’s biographical information included in the Registration Statement on Form S-4, and any amendments thereto, to be filed by Cazador Acquisition Corporation Ltd. with the Securities and Exchange Commission. The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

/s/ Mike Zoi
Name: Mike Zoi

Date: June 8, 2012

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a director nominee and to the disclosure of the undersigned’s biographical information included in the Registration Statement on Form S-4, and any amendments thereto, to be filed by Cazador Acquisition Corporation Ltd. with the Securities and Exchange Commission. The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

/s/ Dmitry Kozko
Name: Dmitry Kozko

Date: June 8, 2012

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a director nominee and to the disclosure of the undersigned’s biographical information included in the Registration Statement on Form S-4, and any amendments thereto, to be filed by Cazador Acquisition Corporation Ltd. with the Securities and Exchange Commission. The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

/s/ James Caan
Name: James Caan

Date: June 8, 2012

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a director nominee and to the disclosure of the undersigned’s biographical information included in the Registration Statement on Form S-4, and any amendments thereto, to be filed by Cazador Acquisition Corporation Ltd. with the Securities and Exchange Commission. The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

/s/ Kenges Rakishev
Name: Kenges Rakishev

Date: June 8, 2012

CONSENT OF PERSON NAMED TO BECOME A DIRECTOR

Pursuant to Rule 438 promulgated under the Securities Act of 1933, as amended, the undersigned hereby consents to being named as a director nominee and to the disclosure of the undersigned’s biographical information included in the Registration Statement on Form S-4, and any amendments thereto, to be filed by Cazador Acquisition Corporation Ltd. with the Securities and Exchange Commission. The undersigned further consents to the filing of this consent as an exhibit to such Registration Statement.

/s/ Felix Vulis
Name: Felix Vulis

Date: June 8, 2012